THE BLANCHARD GROUP OF FUNDS
BLANCHARD CAPITAL GROWTH FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 29, 1997.

On December 16, 1996, the Board of Trustees of Blanchard Funds approved a proposal whereby Blanchard Capital Growth Fund (`Capital Growth'') would
(a) withdraw its investment in Capital Growth Portfolio in order to permit the current two-tier structure of Capital Growth to be replaced, temporarily, by a one-tier structure common to most mutual funds; and (b) enter into a proposed agreement pursuant to which The Style Manager: Large Cap Fund (''Large Cap''), a portfolio of The Virtus Funds, would acquire all of Capital Growth's assets in exchange for Investment Shares of Large Cap. Capital Growth would then distribute the shares of Large Cap so received pro rata to its shareholders and would liquidate and terminate its existence.

The Agreement will be presented for the approval of shareholders of Capital Growth at a Special Meeting of Shareholders currently scheduled to be held at 2:00 p.m, April 17, 1997. Shareholders of Capital Growth will receive a proxy statement discussing the terms of and the reasons for the merger in detail, and will be entitled to vote at the Special Meeting.



March 6, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.


Cusip  093212207
G01687-12 (3/97)